UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

PINNACLE FINANCIAL PARTNERS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

This Amendment No. 1 amends and restates in its entirety the Definitive Additional Materials of Pinnacle Financial Partners, Inc. (the "Company") that were originally filed with the Securities and Exchange Commission on March 9, 2023. The original Definitive Additional Materials inadvertently omitted the Notice of Internet Availability of Proxy Materials that was first sent to the Company's shareholders on March 9, 2023. The purpose of this Amendment No. 1 is to include the Notice of Internet Availability of Proxy Materials that was first sent to the Company's shareholders on March 9, 2023 in the Definitive Additional Materials.

Your Vote Counts! PINNACLE FINANCIAL PARTNERS, INC. You invested in PINNACLE FINANCIAL PARTNERS, INC. and it’s time to vote! You have the right to vote common shares you own on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the annual shareholder meeting to be held on April 18, 2023. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 18, 2023 11:00 A.M. CDT 150 Third Avenue South, 8th floor Nashville, TN 37201 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares if you have not previously submitted your vote. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D99038-Z83956-P83192 PINNACLE FINANCIAL PARTNERS, INC. 150 THIRD AVENUE SOUTH SUITE 900 NASHVILLE, TN 37201 2023 Annual Meeting Vote by April 17, 2023 11:59 PM ET. For shares held in the 401(k) Plan, vote by April 11, 2023 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D99039-Z83956-P83192 1 Year 1. To elect thirteen (13) persons to serve as directors, for a term of one year and until the due election and qualification of their successors: Nominees: 1c. Renda J. Burkhart 1a. Abney S. Boxley, III 1d. Gregory L. Burns 1b. Charles E. Brock 1e. Richard D. Callicutt, II 1f. Thomas C. Farnsworth, III 1g. Joseph C. Galante 1h. Glenda Baskin Glover 1i. David B. Ingram 1j. Decosta E. Jenkins 1k. Robert A. McCabe, Jr. 1m. M. Terry Turner 2. To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 4. To vote on the frequency (either annual, biennial, or triennial) with which the non-binding, advisory vote regarding compensation of the Company’s named executive officers will be held. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For For For For For For For For For 1l. G. Kennedy Thompson 3. To approve, on a non-binding, advisory basis, the Company’s named executive officers’ compensation as disclosed in the proxy statement for the annual meeting of shareholders.